UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 17, 2005

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

At 9:45 AM on November 17, 2005, Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp. (the Registrant) and Paul S. Musgrove, Chief Financial Officer of the Registrant made a presentation at the 2005 Sandler O’Neill & Partners, L. P. Financial Services Conference that is being held in Naples, Florida. A copy of the slides used in the presentation, including slides containing financial information, is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference. The financial information presented contains non-GAAP financial measures, that have been explained and reconciled with GAAP financial measures in Exhibit 99.2, which is attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

d) Exhibits.

Exhibit No.	Description
99.1	Copies of slides used in a presentation at the 2005 Sandler O’Neill & Partners, L. P. Financial Services Conference in Naples, Florida at 9:45 AM on November 17, 2005.

99.2	Reconciliation from GAAP financial measures to non-GAAP financial measures used in slides in a presentation at the 2005 Sandler O’Neill & Partners, L. P. Financial Services Conference in Naples, Florida at 9:45 AM on November 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 17, 2005	By:	/s/ PAUL S. MUSGROVE
Paul S. Musgrove Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Copies of slides used in a presentation at the 2005 Sandler O’Neill & Partners, L. P. Financial Services Conference in Naples, Florida at 9:45 AM on November 17, 2005.

99.2	Reconciliation from GAAP financial measures to non-GAAP financial measures used in slides in a presentation at the 2005 Sandler O’Neill & Partners, L. P. Financial Services Conference in Naples, Florida at 9:45 AM on November 17, 2005.